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Exhibit 99.1

        LETTER OF TRANSMITTAL

FOR TENDER OF
ALL OUTSTANDING
6.500% SENIOR NOTES DUE NOVEMBER 1, 2022
IN EXCHANGE FOR
6.500% SENIOR NOTES DUE NOVEMBER 1, 2022
OF
CVR REFINING, LLC
COFFEYVILLE FINANCE INC.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2013 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED BY CVR REFINING, LLC AND COFFEYVILLE FINANCE INC., IN THEIR SOLE DISCRETION. TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:
WELLS FARGO BANK, N.A.

By Registered or Certified Mail: Wells Fargo Bank, N.A. MAC-N9303-121 Corporate Trust Operations P.O. Box 1517 Minneapolis, MN 55480-1517	By Overnight Delivery or Regular Mail: Wells Fargo Bank, N.A MAC-N9303-121 Corporate Trust Operations Sixth Street & Marquette Avenue Minneapolis, MN 55479

By Facsimile:
(612) 667-6282
Attn: Bondholder Communications

Confirm by Email:
bondholdercommunications@wellsfargo.com

Confirm by Telephone:
(800) 344-5128
Attn: Bondholder Communications

        DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        By execution hereof, the undersigned acknowledges receipt of the Prospectus dated                        , 2013 (the "Prospectus") of CVR Refining, LLC and Coffeyville Finance Inc. (the "Issuers") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitute the Issuers' offer (the "Exchange Offer") to exchange up to $500,000,000 principal amount of their 6.500% Senior Notes due November 1, 2022 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for up to $500,000,000 principal amount of their issued and outstanding 6.500% Senior Notes due November 1, 2022 (the "Outstanding Notes"). The terms of the Exchange Notes are substantially identical to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the transfer restrictions, registration rights and additional interest provisions relating to the Outstanding Notes will not apply to the Exchange Notes.

        This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), Euroclear Bank S.A./N.V., as operator of the Euroclear system ("Euroclear"), or Clearstream Banking S.A. ("Clearstream") by any financial institution that is a participant in DTC, Euroclear or Clearstream, as applicable, and whose name appears on a security position listing as the owner of Outstanding Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holder"); or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC, EUROCLEAR OR CLEARSTREAM DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, Euroclear or Clearstream as set forth in (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP") or by Euroclear or Clearstream, as the case may be. To tender Outstanding Notes in this manner, the electronic instructions sent to DTC, Euroclear or Clearstream and transmitted to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

        Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Outstanding Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC, Euroclear or Clearstream whose Outstanding Notes are held of record by DTC, Euroclear or Clearstream who desires to deliver such Outstanding Notes by book-entry transfer at DTC, Euroclear or Clearstream.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

        HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

        List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto. Tenders of Outstanding Notes will be accepted only in authorized denominations of $2,000 and integral multiples of $1,000 in excess thereof.

DESCRIPTION OF OUTSTANDING NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Certificate or Registration Numbers(s) of Outstanding Notes*	Aggregate Principal Amount Represented by Outstanding Notes	Aggregate Principal Amount of Outstanding Notes Being Tendered (if less than all)**

	Total Principal Amount of Outstanding Notes		$

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless otherwise indicated in this column, the holder will be deemed to have tendered all Outstanding Notes held by the Registered Holder(s) listed in the previous column. See instruction 2.

☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DTC, EUROCLEAR OR CLEARSTREAM TO THE EXCHANGE AGENT'S ACCOUNT AT DTC, EUROCLEAR OR CLEARSTREAM AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC, Euroclear or Clearstream Book-Entry Account:

Transaction Code No.:

        Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, or (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Outstanding Notes:

Window Ticket No. (If Any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

DTC, Euroclear or Clearstream Book-Entry Account No.:

  If Delivered by Book-Entry Transfer:

Name of Tendering Institution:

Transaction Code:

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the above-described aggregate principal amount of Outstanding Notes. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Issuers and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes.

        The Exchange Offer is subject to the condition as set forth in the Prospectus under the caption "The Exchange Offer—Condition to the Exchange Offer." The undersigned recognizes that as a result of this condition (which may be waived, in whole or in part, by the Issuers) as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

        By tendering, each Holder of Outstanding Notes represents to the Issuers that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) at the time of the commencement of the Exchange Offer neither the Holder of Outstanding Notes nor, to the knowledge of such Holder, any such other person receiving Exchange Notes from such Holder is engaged in or intends to engage in, or has an arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Notes to be issued in the Exchange Offer in violation of the provisions of the Securities Act, (iii) neither the Holder nor, to the knowledge of such Holder, any such other person receiving Exchange Notes from such Holder is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act, or if the Holder or such other person is an "affiliate," it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (iv) if the Holder or such other person is a broker-dealer that holds Notes that were acquired for its own account as a result of market-making or other trading activities (other than Notes acquired directly from the Issuers or any of their affiliates), such Holder or other person will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by it in the Exchange Offer. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, a broker-dealer is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Issuers have given oral or written notice thereof to the Exchange Agent, with written confirmation of any oral notice to be given promptly thereafter, and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Outstanding Notes are submitted for a greater aggregate principal amount than the Holder desires to exchange, such unaccepted or non-exchanged Outstanding Notes will be returned without expense to the tendering Holder thereof (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Notes will be credited to an account maintained with such Book-Entry Transfer Facility) promptly after the expiration or termination of the Exchange Offer.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

        The undersigned understands that tenders of Outstanding Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Outstanding Notes tendered by DTC, Euroclear or Clearstream, by credit to the respective account at DTC, Euroclear or Clearstream). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the Outstanding Notes so tendered.

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES REGARDLESS OF WHETHER OUTSTANDING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

              This Letter of Transmittal must be signed by the Holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, Euroclear or Clearstream, exactly as such participant's name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuers of such person's authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Outstanding Notes, then the registered Holder(s) must sign a valid proxy.

X	Date:
X	Date:
Signature(s) of Registered Holder(s) or Authorized Signatory

Names:	Address:

(Please Print)	(Including ZIP Code)

Area Code and
Capacity(ies):	Telephone No.:

Social Security No(s).:

PLEASE COMPLETE FORM W-9 HEREIN

SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

(Name of Eligible Institution Guaranteeing Signatures)
(Address (including zip code) and Telephone Number (including area code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)

Dated:	, 2013

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTION 4 HEREIN)

        To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or exchanged are to be issued in the name of, or certificates for the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the chart entitled "Description of Outstanding Notes" within this Letter of Transmittal, or if Outstanding Notes tendered by book-entry transfer that are not accepted are maintained at DTC, Euroclear or Clearstream other than the account indicated above.

Name:

Address:

(Please Print)

Zip Code:

Taxpayer Identification or Social Security
Number:	(See Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTION 4 HEREIN)

        To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or exchanged or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the chart entitled "Description of Outstanding Notes" within this Letter of Transmittal or to be credited to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

Name:

Address:

(Please Print)

Zip Code:

Taxpayer Identification or Social Security
Number:	(See Form W-9 herein)

 INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.    The certificates for the tendered Outstanding Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC, Euroclear or Clearstream of all Outstanding Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The Issuers may extend the Expiration Date in their sole discretion by a public announcement given no later than 9:00 A.M., New York City time, on the next business day following the previously scheduled Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, the Issuers recommend registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to the Issuers.

        Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Exchange Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Outstanding Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, overnight courier or facsimile transmission) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal) together with the certificate(s) representing the Outstanding Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC, Euroclear or Clearstream) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal), as well as all other documents required by this Letter of Transmittal, and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC, Euroclear or Clearstream), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Outstanding Notes who wishes to tender these Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuers' acceptance of which would, in the opinion of the Issuers or the Issuers' counsel, be unlawful. The Issuers also reserve the absolute right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes based on the specific facts or circumstances. Notwithstanding the forgoing, the Issuers do not expect to treat any Holder of Outstanding Notes differently to the extent they present the same facts or circumstances. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) either before or after the Expiration Date will be in its sole discretion and will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuers shall determine. Although the Issuers reserve the option to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned without cost by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, promptly after the expiration or termination of the Exchange Offer.

        2.     PARTIAL TENDERS; WITHDRAWALS.    If less than all Outstanding Notes are tendered, the tendering Holder should fill in the number of Outstanding Notes tendered in the fourth column of the chart entitled "Description of Outstanding Notes." All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, Outstanding Notes for the principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Outstanding Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, Euroclear or Clearstream, promptly after the Outstanding Notes are accepted for exchange.

        3.     SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.    If this Letter of Transmittal (or copy hereof) is signed by the registered Holder of the Outstanding Notes tendered hereby, the signature must correspond with the name as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

        If this Letter of Transmittal (or copy hereof) is signed by the registered Holder of Outstanding Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Outstanding Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

        If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder of Outstanding Notes listed therein, such Outstanding Notes must be endorsed or accompanied by properly completed bond powers which authorized such person to tender the Outstanding Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder appears on the Outstanding Notes.

        If this Letter of Transmittal (or copy hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

        Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC, Euroclear or Clearstream whose name appears on a security position listing as the owner of Outstanding Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

        4.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.    Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Outstanding Notes for the aggregate principal amount not tendered or exchanged are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Outstanding Notes through DTC, Euroclear or Clearstream, if different from the account maintained at DTC, Euroclear or Clearstream indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        5.     TRANSFER TAXES.    Holders who tender their Outstanding Notes for Exchange Notes will not be obligated to pay any transfer taxes in connection with the exchange. If, however, certificates representing Exchange Notes, or Outstanding Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

        Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

        6.     WAIVER OF CONDITIONS.    The Issuers reserve the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus. Notwithstanding the foregoing, in the event of a material change in the Exchange Offer, including the Issuers' waiver of a material condition, the Issuers will extend the Exchange Offer period if necessary so that at least five business days remain in the Exchange Offer following notice of the material change.

        7.     MUTILATED, LOST, STOLEN OR DESTROYED NOTES.    Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

        8.     REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

        9.     IRREGULARITIES.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Letters of Transmittal or Outstanding Notes will be determined by the Issuers, in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuers or the Issuer's counsel, be unlawful. The Issuers also reserve the right to waive any defaults, irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal based on the specific facts or circumstances. Notwithstanding the forgoing, the Issuers do not expect to treat any Holder of Outstanding Notes differently to the extent they present the same facts or circumstances. None of the Issuers, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuers' interpretation of the terms and conditions of the Exchange Offer either before or after the Expiration Date shall be final and binding.

        10.   NO CONDITIONAL TENDERS.    No alternative, conditional, irregular or contingent tenders will be accepted unless consented to by the Issuers. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

        11.   DEFINITIONS.    Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

        IMPORTANT:    THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT:	THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

(DO NOT WRITE IN THE SPACE BELOW)

Certificate Surrendered	Outstanding Notes Tendered	Outstanding Notes Accepted

Delivery Prepared by:	Checked by:	Date:

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  Exhibit 99.1
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
(DO NOT WRITE IN THE SPACE BELOW)